                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 1, 2002


                               SAFLINK Corporation
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        0-20270                          95-4346070
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer Identification No.)
     of Incorporation)

      11911 N.E. 1/st/ Street, Suite B-304, Bellevue, Washington 98005-3032
              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (425) 278-1100

Item 5.  Other Events

     On February 1, 2002, SAFLINK Corporation issued a press release announcing that a judgment had been issued against it in its lawsuit with International Interest Group, Inc. in the Superior Court of the State of California for the County of Los Angeles. The press release is filed as Exhibit 99.1 hereto and is included herein by reference.


Item 7.  Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits

          The exhibit listed on the Exhibit Index on page 4 is filed as part of this Report.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SAFLINK Corporation

Date: February 4, 2002

                                   By:  /s/ Glenn Argenbright
                                       ----------------------------------------
                                       Glenn Argenbright
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT                                                                     .
NUMBER
------

99.1        Press Release